NATIONWIDE MUTUAL FUNDS
Nationwide Bond Index Fund
Nationwide International Index Fund
Nationwide Mid Cap Market Index Fund
Nationwide S&P 500 Index Fund
Nationwide Small Cap Index Fund
Nationwide Ziegler NYSE Arca Tech 100 Index Fund

Supplement dated April 2, 2019
to the Prospectus dated February 28, 2019

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund

Effective April 30, 2019, the Prospectus is amended as follows:

1.	The tables under the sections entitled “Portfolio Managers” on pages 8, 11, 14 and 17 of the Prospectus are deleted in their entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Greg Savage, CFA	Managing Director	Since 2012
Alan Mason	Managing Director	Since 2014
Rachel Aguirre	Managing Director, Senior Portfolio Manager	Since 2016
Amy Whitelaw	Managing Director, Portfolio Manager	Since 2019
Jennifer Hsui, CFA	Managing Director, Portfolio Manager	Since 2019

2.
The information under the heading entitled “Nationwide International Index Fund, Nationwide Mid Cap Market Index Fund, Nationwide S&P 500 Index Fund and Nationwide Small Cap Index Fund” on pages 34-35 of the Prospectus are deleted in their entirety and replaced with the following:

Each Fund is managed by a team comprising Greg Savage, CFA; Alan Mason, Rachel Aguirre, Amy Whitelaw and Jennifer Hsui, CFA. This team is responsible for the day-to-day management of the Funds and the selection of the Funds’ investments.
Mr. Savage is a Managing Director and Head of the Index Asset Allocation Portfolio Management team within BlackRock’s Index Equity team. His service with the firm dates back to 1999, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009.
Mr. Mason is a Managing Director and Head of BlackRock's Americas ETF & Index Investments’ Portfolio Management team. His service with the firm dates back to 1991, including his years with BGI, which merged with BlackRock in 2009.
Ms. Aguirre is a Managing Director and Senior Portfolio Manager and is the Head of the ETF & Index Investments’ Developed Markets Portfolio Management team. Ms. Aguirre’s service with the firm dates back to 2005, including her years with BGI, which merged with BlackRock in 2009.
Ms. Whitelaw is a Managing Director and Head of the ETF iShares Index Equity team. Her service with the firm dates back to 1999.

Ms. Hsui is a Managing Director and Head of the iShares Emerging Markets Funds. Her service with the firm dates back to 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE